UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Section 240.14a-12

AGL RESOURCES INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Ten Peachtree Place
Atlanta, GA 30309

404 584 4000  phone
www.aglresources.com

Memorandum

To:                          Certain Shareholders of AGL Resources Inc. Common Stock
who also Participate in the AGL Resources Inc. Retirement Savings Plus Plan

From:                      Myra C. Bierria, Vice President, Corporate Secretary

Date:                      April 5, 2012

Subject:                 Proxy Card for 2012 Annual Meeting of Shareholders

Dear Shareholder,

On or about March 16, 2012, if you held shares of our common stock as of the record date of February 22, 2012, we mailed you a “full set” of proxy material including our proxy statement, annual report, and one proxy card in connection with our upcoming 2012 annual meeting of shareholders.  You in fact, should have received multiple proxy cards which would have represented  your shares of AGL Resources Inc. common stock (“common stock”) and any plan holdings such as the AGL 401(k) plan (as defined below) (“401(k) shares”).

We have enclosed the additional cards that you should have previously received. The proxy card for your common shares appoints John W. Somerhalder II, our chairman, president and chief executive officer; Paul R. Shlanta, our executive vice president, general counsel and chief ethics and compliance officer; and Andrew W. Evans, our executive vice president and chief financial officer, or any of them, as proxy to vote your common stock shares as you instruct.  The proxy card for your 401(k) shares appoints the 401(k) plan trustee as your proxy to vote your shares as you instruct.  If your shares are held in our AGL Resources Inc. Retirement Savings Plus Plan (“AGL 401(k) Plan”), your proxy will be voted by Merrill Lynch Bank & Trust Co., FSB, which is the trustee for the AGL 401(k) Plan.

If you have not yet voted, please do so using the card you received previously as well as the enclosed proxy cards.  If you have already voted, you will need to re-vote using only the enclosed proxy cards.  The proxies for your shares of common stock will be voted in accordance with your instructions by John W. Somerhalder II; Paul R. Shlanta; and Andrew W. Evans, or any of them.  The trustee of the AGL 401(k) Plan will vote your 401(k) shares in accordance with your instructions.  If you fail to provide voting instructions, the trustee will vote your 401(k) shares in accordance with the discretionary instructions of the Administrative Committee of the 401(k) plans.  In such event, it is expected that the Administrative Committee will instruct the AGL 401(k) Plan trustee to vote your 401(k) shares “FOR” each of the three proposals.

We apologize for any inconvenience.  If you have any questions, please feel free to call me at (404) 584-3367.

Sincerely,

/s/ Myra C. Bierria
Myra C. Bierria

Additional Information

You are urged to read AGL Resources' definitive proxy statement for the 2012 annual meeting of shareholders because it contains important information about the meeting.  You can obtain a free copy of the proxy statement, as well as other filings containing information about AGL Resources, from the Securities & Exchange Commission’s web site at www.sec.gov or from the Investor Relations page of the AGL Resources’ web site at www.aglresources.com.  You may also obtain these documents, free of charge, by directing a request to AGL Resources Inc., P.O. Box 4569, Atlanta, GA, 30302-4569.

The directors and executive officers of AGL Resources and other persons may be deemed to be participants in the solicitation of proxies in respect of the 2012 annual meeting of shareholders.  Information regarding AGL Resources’ executive officers is available in AGL Resources’ annual report on Form 10-K for its fiscal year ended December 31, 2011 on file with the SEC.  Information about AGL Resource’s directors and other persons that may be deemed to be participants in the solicitation of proxies is available in the definitive proxy statement for the 2012 annual meeting.

AGL RESOURCES INC. MYRA C. BIERRIA 10 PEACHTREE PLACE,LOCATION 1466 ATLANTA, GA 30309
Your telephone    or Internet  vote authorizes   the  proxies  to vote these
shares in the  same  manner  as if you  marked,  signed  and returned  your proxy card.

If you vote by Phone  or Internet,  please  do not mail your Proxy Card.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet  to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time April 27, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create  an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent  to receiving all future proxy statements,  proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please  follow the  instructions  above  to vote using the  Internet  and,
when  prompted,   indicate  that  you agree  to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone   telephone   to  transmit  your voting  instructions  up  until
11:59  P.M. Eastern Time April 27, 2012.  Have your proxy card in hand  when you call and then  follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid  envelope we have provided or return  it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood,  NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M42078-P19877-Z57094	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION

	AGL RESOURCES INC.	For Withhold For All All All Except	To withhold authority to vote for any individual nominee(s), ark “For All Except” and write the number(s) of the nominee(s) on the line below.
	The Board of Directors recommends that you vote FOR on Items 1, 2 and 3.	0 0 0
Vote on Directors
1. Election of Directors
	01) Sandra N. Bane	09) Charles H."Pete" McTier
	02) Thomas D. Bell, Jr.	10) Dean R. O'Hare
	03) Norman R. Bobins	11) Armando J. Olivera
	04) Charles R. Crisp	12) John E. Rau
	05) Brenda J. Gaines	13) James A. Rubright
	06) Arthur E. Johnson	14) John W. Somerhalder II
	07) Wyck A. Knox, Jr.	15) Bettina M. Whyte
	08) Dennis M. Love	16) Henry C. Wolf

Vote on Proposals
					For	Against	Abstain
2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012.					0	0	0

3. The approval of a non-binding resolution to approve the compensation of our named executive officers.					0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

For address changes and/or comments, please check this box and write them on the back where indicated.			0

    Please sign name(s)  exactly as shown  above.  When  signing  as executor, administrator,  trustee  or guardian,  give full title as such; when  shares have been issued in names of two or more persons,  all should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Please present this admission ticket and valid picture identification for admission to the Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report/10-K Wrap are available at www.proxyvote.com.

Please detach here
M42079-P19877-Z57094

AGL Resources Inc.
ANNUAL MEETING OF
SHAREHOLDERS Tuesday, May 1, 2012
10:00 a.m. Eastern Time
10 Peachtree Place
Atlanta, Georgia 30309
Revocable Proxy - Common Stock

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS
The undersigned   hereby  appoints  Merrill Lynch  Bank &  Trust  Co.,  FSB, which  acts  as Trustee  for the  AGL Resources  Inc. Retirement  Savings Plus Plan
(the "AGL 401(k) Plan") or The Vanguard Fiduciary Trust Company, which acts as Trustee for the (1) Nicor Companies Savings Investment Plan, (2) Nicor Gas
Thrift Plan and (3) Birdsall, Inc. Retirement  Savings Plan (collectively the "Nicor 401(k) Plans"), as proxy, to act for and in the name  of the undersigned,  to vote all shares of Common Stock of AGL Resources Inc. (the "Company")  that have been allocated to the account of the undersigned  under the AGL 401(k) Plan or
Nicor 401(k) Plans, as applicable at the 2012  Annual Meeting  of Shareholders  of the Company,  to be held on Tuesday, May 1, 2012,  and at any and all adjournments  thereof,  as indicated on the reverse side of this card.

Under the terms of the AGL 401(k) Plan or Nicor 401(k) Plans, only the Trustee of the plan can vote the shares allocated to the accounts  of the participants, even if such participants  or their beneficiaries attend  the Annual Meeting in person.

Receipt of the Notice of the Annual Meeting,  the accompanying  Proxy Statement  and the 2011 Annual Report to Shareholders  is hereby acknowledged.

When  properly  executed,   this proxy  card will be voted  as directed.  If no voting  instructions  are specified,   this proxy  card will be voted  "FOR"
each of the proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID  ENVELOPE.

Your telephone   or Internet vote authorizes  the proxies  to vote the shares in the same manner as if you marked, signed  and returned  your proxy card.

Address Changes/Comments:

(If you noted any address Changes/Comments above, please mark corresponding box on the reverse side.)

See reverse for voting instructions.

AGL RESOURCES INC. MYRA C. BIERRIA 10 PEACHTREE PLACE,LOCATION 1466 ATLANTA, GA 30309
Your telephone    or Internet  vote authorizes   the  proxies  to vote these
shares in the  same  manner  as if you  marked,  signed  and returned  your proxy card.

If you vote by Phone  or Internet,  please  do not mail your Proxy Card.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet  to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time April 27, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create  an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent  to receiving all future proxy statements,  proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please  follow the  instructions  above  to vote using the  Internet  and,
when  prompted,   indicate  that  you agree  to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone   telephone   to  transmit  your voting  instructions  up  until
11:59  P.M. Eastern Time April 27, 2012.  Have your proxy card in hand  when you call and then  follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid  envelope we have provided or return  it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood,  NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M42078-P19877-Z57094	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION

	AGL RESOURCES INC.	For Withhold For All All All Except	To withhold authority to vote for any individual nominee(s), ark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR on Items 1, 2 and 3.
Vote on Directors
1. Election of Directors
	01) Sandra N. Bane	09) Charles H."Pete" McTier
	02) Thomas D. Bell, Jr.	10) Dean R. O'Hare
	03) Norman R. Bobins	11) Armando J. Olivera
	04) Charles R. Crisp	12) John E. Rau
	05) Brenda J. Gaines	13) James A. Rubright
	06) Arthur E. Johnson	14) John W. Somerhalder II
	07) Wyck A. Knox, Jr.	15) Bettina M. Whyte
	08) Dennis M. Love	16) Henry C. Wolf

Vote on Proposals
					For	Against	Abstain
2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012.					0	0	0

3. The approval of a non-binding resolution to approve the compensation of our named executive officers.					0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

For address changes and/or comments, please check this box and write them on the back where indicated.			0

    Please sign name(s)  exactly as shown  above.  When  signing  as executor, administrator,  trustee  or guardian,  give full title as such; when  shares have been issued in names of two or more persons,  all should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Please present this admission ticket and valid picture identification for admission to the Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report/10-K Wrap are available at www.proxyvote.com.

Please detach here
M42079-P19877-Z57094

AGL Resources Inc.
ANNUAL MEETING OF
SHAREHOLDERS Tuesday, May 1, 2012
10:00 a.m. Eastern Time
10 Peachtree Place
Atlanta, Georgia 30309
Revocable Proxy - Common Stock

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby  appoints John W. Somerhalder  II, Paul R. Shlanta and Andrew W. Evans, and each of them,  proxies, with full power  of substitution, to act for and in the name of the undersigned,  to vote all shares of Common  Stock of AGL Resources Inc. (the "Company")  that  the undersigned  is entitled to vote at the 2012 Annual Meeting of Shareholders  of the Company, to be held on Tuesday, May 1, 2012,  and at any and all adjournments  thereof,  as indicated
on the reverse side of this card.

   Receipt of the Notice of the Annual Meeting,  the accompanying  Proxy Statement  and the 2011 Annual Report to Shareholders  is hereby acknowledged.

   When  properly  executed,   this proxy  card will be voted  as directed.  If no voting  instructions  are specified,   this proxy  card will be voted  "FOR"
   each of the proposals.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID  ENVELOPE.

   Your telephone   or Internet vote authorizes  the proxies  to vote the shares in the same manner as if you marked, signed  and returned  your proxy card.

Address Changes/Comments:

(If you noted any address Changes/Comments above, please mark corresponding box on the reverse side.)

See reverse for voting instructions.